                                                                    EXHIBIT 10.9


                             PURE RESOURCES, INC.

                                  AS ISSUER,

                         THE GUARANTORS NAMED HEREIN,

                                AS GUARANTORS,

                                      and

                           FIRST UNION NATIONAL BANK

                                  AS TRUSTEE

                      ----------------------------------

                                   INDENTURE

                           Dated as of June 8, 2001

                      ----------------------------------

                                 $350,000,000

                             SERIES A AND SERIES B

                             7 1/8% NOTES DUE 2011


                                         CROSS-REFERENCE TABLE*

TRUST
INDENTURE ACT                                                                             INDENTURE
SECTION                                                                                   SECTION

310 (a)(1)        ......................................................................         6.10
    (a)(2)        ......................................................................         6.10
    (a)(3)        ......................................................................         N.A.
    (a)(4)        ......................................................................         N.A.
    (a)(5)        ......................................................................         6.10
    (b)           ......................................................................         6.10; 7.01(b)
    (c)           ......................................................................         N.A.
311 (a)           ......................................................................         6.11
    (b)           ......................................................................         6.11
    (c)           ......................................................................         N.A.
312 (a)           ......................................................................         2.05
    (b)           ......................................................................         11.03
    (c)           ......................................................................         11.03
313 (a)           ......................................................................         6.06
    (b)           ......................................................................         6.06
    (c)           ......................................................................         6.06
    (d)           ......................................................................         6.06
314 (a)           ......................................................................         3.03
    (b)           ......................................................................         N.A.
    (c)(1)        ......................................................................         11.04
    (c)(2)        ......................................................................         11.04
    (c)(3)        ......................................................................         N.A.
    (d)           ......................................................................         N.A.
    (e)           ......................................................................         11.05
    (f)           ......................................................................         N.A.
315 (a)           ......................................................................         6.01(b)
    (b)           ......................................................................         6.05
    (c)           ......................................................................         6.01(a)
    (d)           ......................................................................         6.01(c)
    (e)           ......................................................................         5.11
316 (a)(last sentence)..................................................................         2.09
    (a)(1)(A)     ......................................................................         5.05
    (a)(1)(B)     ......................................................................         5.04
    (a)(2)        ......................................................................         N.A.
    (b)           ......................................................................         5.07
    (c)           ......................................................................         8.04
317 (a)(1)        ......................................................................         5.08
    (a)(2)        ......................................................................         5.09
    (b)           ......................................................................         2.04


318 (a)           ......................................................................         10.01
318 (c)           ......................................................................         10.01

         N.A. means not applicable

         * This Cross-Reference Table is not part of this Indenture

                               Table of Contents

                                                                                                                Page
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE...................................................           1
----------------------------------------------------

     SECTION 1.01   Definitions........................................................................           1
     ---------------------------

     SECTION 1.02   Other Definitions..................................................................           7
     ---------------------------------

     SECTION 1.03   Incorporation by Reference of Trust Indenture Act..................................           7
     -----------------------------------------------------------------

     SECTION 1.04   Rules of Construction..............................................................           7
     -------------------------------------

ARTICLE 2 THE SECURITIES...............................................................................           8
------------------------

     SECTION 2.01   Form and Dating....................................................................           8
     -------------------------------

     SECTION 2.02   Execution and Authentication.......................................................           8
     --------------------------------------------

     SECTION 2.03   Registrar and Paying Agent.........................................................           9
     ------------------------------------------

     SECTION 2.04   Paying Agent to Hold Money in Trust................................................          10
     ---------------------------------------------------

     SECTION 2.05   Holder Lists.......................................................................          10
     ----------------------------

     SECTION 2.06   Transfer and Exchange..............................................................          10
     -------------------------------------

     SECTION 2.07   Replacement Securities.............................................................          17
     --------------------------------------

     SECTION 2.08   Outstanding Securities.............................................................          17
     --------------------------------------

     SECTION 2.09   Treasury Securities................................................................          18
     -----------------------------------

     SECTION 2.10   Temporary Securities...............................................................          18
     ------------------------------------

     SECTION 2.11   Cancellation.......................................................................          18
     ----------------------------

     SECTION 2.12   Defaulted Interest.................................................................          18
     ----------------------------------

     SECTION 2.13   Persons Deemed Owners..............................................................          19
     -------------------------------------

ARTICLE 3 COVENANTS....................................................................................          19
-------------------

     SECTION 3.01   Payment of Securities..............................................................          19
     -------------------------------------

     SECTION 3.02   Maintenance of Office or Agency....................................................          19
     -----------------------------------------------

     SECTION 3.03   SEC Reports; Financial Statements..................................................          20
     -------------------------------------------------

     SECTION 3.04   Compliance Certificate.............................................................          21
     --------------------------------------

     SECTION 3.05   Corporate Existence................................................................          21
     -----------------------------------

     SECTION 3.06   Intentionally omitted..............................................................          21
     -------------------------------------

     SECTION 3.07   Payment of Taxes and Other Claims..................................................          21
     -------------------------------------------------

     SECTION 3.08   Waiver of Stay, Extension or Usury Laws............................................          22
     -------------------------------------------------------

     SECTION 3.09   Limitation on Sale/Leaseback Transactions..........................................          22
     ---------------------------------------------------------

     SECTION 3.10   Limitation on Liens................................................................          23
     -----------------------------------

     SECTION 3.11   Registration Rights Agreement......................................................          24
     ---------------------------------------------

ARTICLE 4 SUCCESSORS...................................................................................          25
--------------------

     SECTION 4.01   Limitations on Mergers and Consolidations..........................................          25
     ---------------------------------------------------------

     SECTION 4.02   Successor Corporation Substituted..................................................          25
     -------------------------------------------------

ARTICLE 5 DEFAULTS AND REMEDIES........................................................................          26
-------------------------------

     SECTION 5.01   Events of Default..................................................................          26
     ---------------------------------

     SECTION 5.02   Acceleration.......................................................................          27
     ----------------------------

     SECTION 5.03   Other Remedies.....................................................................          28
     ------------------------------

     SECTION 5.04   Waiver of Existing Defaults........................................................          28
     -------------------------------------------

     SECTION 5.05   Control by Majority................................................................          28
     -----------------------------------

     SECTION 5.06   Limitations on Suits...............................................................          29
     ------------------------------------

     SECTION 5.07   Rights of Holders to Receive Payment...............................................          29
     ----------------------------------------------------

     SECTION 5.08   Collection Suit by Trustee.........................................................          29
     ------------------------------------------

     SECTION 5.09   Trustee May File Proofs of Claim...................................................          29
     ------------------------------------------------

     SECTION 5.10   Priorities.........................................................................          30
     --------------------------

     SECTION 5.11   Undertaking for Costs..............................................................          30
     -------------------------------------

ARTICLE 6 TRUSTEE......................................................................................          31
-----------------

     SECTION 6.01   Duties of Trustee..................................................................          31
     ---------------------------------

     SECTION 6.02   Rights of Trustee..................................................................          32
     ---------------------------------

     SECTION 6.03   Individual Rights of Trustee.......................................................          32
     --------------------------------------------

     SECTION 6.04   Trustee's Disclaimer...............................................................          32
     ------------------------------------

     SECTION 6.05   Notice of Defaults.................................................................          33
     ----------------------------------

     SECTION 6.06   Reports by Trustee to Holders......................................................          33
     ---------------------------------------------

     SECTION 6.07   Compensation and Indemnity.........................................................          33
     ------------------------------------------

     SECTION 6.08   Replacement of Trustee.............................................................          34
     --------------------------------------

     SECTION 6.09   Successor Trustee by Merger, etc...................................................          35
     ------------------------------------------------

     SECTION 6.10   Eligibility; Disqualification......................................................          35
     ---------------------------------------------

     SECTION 6.11   Preferential Collection of Claims Against Company..................................          36
     -----------------------------------------------------------------

ARTICLE 7 DISCHARGE OF INDENTURE.......................................................................          36
--------------------------------

     SECTION 7.01   Termination of Company's Obligations...............................................          36
     ----------------------------------------------------

     SECTION 7.02   Application of Trust Money.........................................................          38
     ------------------------------------------

     SECTION 7.03   Repayment to Company...............................................................          38
     ------------------------------------

     SECTION 7.04   Reinstatement......................................................................          38
     -----------------------------

ARTICLE 8 AMENDMENTS...................................................................................          39
--------------------

     SECTION 8.01   Without Consent of Holders.........................................................          39
     ------------------------------------------

     SECTION 8.02   With Consent of Holders............................................................          40
     ---------------------------------------

     SECTION 8.03   Compliance with Trust Indenture Act................................................          41
     ---------------------------------------------------

     SECTION 8.04   Revocation and Effect of Consents..................................................          41
     -------------------------------------------------

     SECTION 8.05   Notation on or Exchange of Securities..............................................          42
     -----------------------------------------------------

     SECTION 8.06   Trustee to Sign Amendments, etc....................................................          42
     -----------------------------------------------

ARTICLE 9 GUARANTEES OF SECURITIES.....................................................................          42
----------------------------------

     SECTION 9.01   Unconditional Guarantees...........................................................          42
     ----------------------------------------

     SECTION 9.02   Limitation of Guarantor's Liability................................................          44
     ---------------------------------------------------

     SECTION 9.03   Contribution.......................................................................          45
     ----------------------------

     SECTION 9.04   Execution and Delivery of Guarantees...............................................          45
     ----------------------------------------------------

     SECTION 9.05   Addition of Guarantors.............................................................          45
     --------------------------------------

     SECTION 9.06   Release of Guarantee...............................................................          46
     ------------------------------------

     SECTION 9.07   Consent to Jurisdiction and Service of Process.....................................          46
     --------------------------------------------------------------

     SECTION 9.08   Waiver of Immunity.................................................................          46
     ----------------------------------

     SECTION 9.09   Judgment Currency..................................................................          47
     ---------------------------------

ARTICLE 10 REDEMPTION..................................................................................          47
---------------------

     SECTION 10.01   Notices to Trustee................................................................          47
     -----------------------------------

     SECTION 10.02   Selection of Securities to be Redeemed............................................          47
     -------------------------------------------------------

     SECTION 10.03   Notices to Holders................................................................          48
     -----------------------------------

     SECTION 10.04   Effect of Notices of Redemption...................................................          49
     ------------------------------------------------

     SECTION 10.05   Deposit of Redemption Price.......................................................          49
     --------------------------------------------

     SECTION 10.06   Securities Redeemed in Part.......................................................          49
     --------------------------------------------

     SECTION 10.07   Optional Redemption...............................................................          49
     ------------------------------------

     SECTION 10.08   No Premium if not Stated..........................................................          49
     -----------------------------------------

ARTICLE 11 MISCELLANEOUS...............................................................................          50
------------------------

     SECTION 11.01   Trust Indenture Act Controls......................................................          50
     ---------------------------------------------

     SECTION 11.02   Notices...........................................................................          50
     ------------------------

     SECTION 11.03   Communication by Holders with Other Holders.......................................          51
     ------------------------------------------------------------

     SECTION 11.04   Certificate and Opinion as to Conditions Precedent................................          51
     -------------------------------------------------------------------

     SECTION 11.05   Statements Required in Certificate or Opinion.....................................          51
     --------------------------------------------------------------

     SECTION 11.06   Rules by Trustee and Agents.......................................................          52
     --------------------------------------------

     SECTION 11.07   Legal Holidays....................................................................          52
     -------------------------------

     SECTION 11.08   No Recourse Against Others........................................................          52
     -------------------------------------------

     SECTION 11.09   Governing Law.....................................................................          52
     ------------------------------

     SECTION 11.10   No Adverse Interpretation of Other Agreements.....................................          52
     --------------------------------------------------------------

     SECTION 11.11   Successors........................................................................          52
     ---------------------------

     SECTION 11.12   Severability......................................................................          53
     -----------------------------

     SECTION 11.13   Counterpart Originals.............................................................          53
     --------------------------------------

     SECTION 11.14   Table of Contents, Headings, etc..................................................          53
     -------------------------------------------------

     INDENTURE dated as of June 8, 2001 between Pure Resources, Inc., a Delaware corporation (the "Company"), the entities listed on Schedule I hereto (each a "Guarantor" and collectively, the "Guarantors") and First Union National Bank, a national banking association (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 7 1/8% Series A Notes due 2011 (the "Series A Securities") and the Company's 7 1/8% Series B Notes due 2011 (the "Series B Securities"):


                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.01  Definitions.

      "Adjusted Net Assets" of a Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guarantee of such Guarantor, and (y) the amount by which the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of any obligations of such Subsidiary under the Guarantee of such Guarantor), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

      "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officer's Certificate to determine whether any Person is an Affiliate of any specified Person.

      "Agent" means any Registrar or Paying Agent.

      "Attributable Indebtedness," when used with respect to any Sale/Leaseback Transaction, means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items which do not constitute payments for property rights) during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

      "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

      "Business Day" means any day that is not a Legal Holiday.

      "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

      "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

      "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person, or (ii) if such Person is not a corporation, vote to control the management and policies of such Person or vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each Guarantor, if any.

      "Corporate Trust Office of the Trustee" means the office of the Trustee in the Borough of Manhattan, The City of New York at which the corporate trust business of the Trustee shall be principally administered, which office shall initially be located at the address of the Trustee specified in Section 3.02 hereof and may be located at such other address as the Trustee may give notice to the Company.

      "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

      "Definitive Securities" means Securities that are in the form of Exhibit A attached hereto (but without including the text referred to in footnotes 1 and 2 thereto and the Schedule of Exchanges of Securities).

      "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the

Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

     "Exchange Offer" means the offer that may be made by the Company pursuant to a Registration Rights Agreement to exchange Series B Notes for Series A Notes.

     "Exchange Offer Registration Statement" means a registration statement under the Securities Act relating to an Exchange Offer, including the related prospectus.

     "Funded Indebtedness" means all Indebtedness (including Indebtedness incurred under any revolving credit, letter of credit or working capital facility) that matures by its terms, or that is renewable at the option of any obligor thereon to a date, more than one year after the date on which such Indebtedness is originally incurred.

     "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

     "Global Security" means a Security that is issued in global form in the name of Cede & Co. or such other name as may be requested by an authorized representative of the Depositary, and that contains the text referred to in footnotes 1 and 2 and the additional schedule referred to in the form of Security attached hereto as Exhibit A.

     "Guarantor" means (i) each Subsidiary of the Company listed on Schedule I hereto executing this Indenture, (ii) each Subsidiary of the Company that becomes a guarantor of the Securities pursuant to Section 9.05 hereof, (iii) each Subsidiary of the Company that executes a supplemental indenture in which such Subsidiary agrees to be bound by Article 9 hereof and (iv) any Subsidiary of the Company that is a successor corporation of any Subsidiary of the Company referred to in clauses (i) through (iii). The term "Guarantor" shall not include any Subsidiary of the Company referred to in clauses (i) through (iv) that shall have been released from its obligations under Article 9 pursuant to Section 9.06 hereof.

     "Hedging Obligations" of any Person means the net obligations (not the notional amount) of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, forward contract, commodity swap or option agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates, foreign exchange rates or commodity prices, but excluding contracts (other than contracts on an exchange) for the actual purchase or sale of commodities for physical delivery.

     "Holder" means a Person in whose name a Security is registered.

     "Indebtedness" of any Person at any date means, without duplication, (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit and performance bonds obtained by such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than the third Business Day following demand for reimbursement, (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (v) all Capitalized Lease Obligations of such Person, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee and (viii) all Hedging Obligations of such Person.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Initial Purchasers" means Credit Suisse First Boston Corporation, First Union Securities, Inc., BNY Capital Markets, Inc., BNP Paribas Securities Corp., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc. and Wells Fargo Brokerage, LLC as initial purchasers in the Offering.

     "Interest Payment Date" shall have the meaning assigned to such term in the Securities.

     "Issue Date" means the first date on which the Series A Securities are issued under this Indenture.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, Dallas, Texas or a place of payment are authorized or obligated by law, regulation or executive order to remain closed.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind for security purposes in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law. For the purposes of this Indenture, the Company or any Subsidiary of the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to such asset.

     "Material Subsidiary" means any Subsidiary of the Company whose percentage (after intercompany eliminations) of the consolidated assets of the Company and its Subsidiaries exceeds 5% as of the end of the Company's most recently completed fiscal quarter.

     "Net Proceeds" means, with respect to any Sale/Leaseback Transaction entered into by the Company or any Subsidiary of the Company, the aggregate net proceeds received by the

Company or such Subsidiary from such Sale/Leaseback Transaction after payment of expenses, taxes, commissions and similar amounts incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt, as determined by the Board of Directors).

     "Non-Recourse Indebtedness" means, at any date, the aggregate amount at such date of Indebtedness of the Company or a Subsidiary of the Company in respect of which the recourse of the holder of such Indebtedness, whether direct or indirect and whether contingent or otherwise, is effectively limited to specified assets, and with respect to which neither the Company nor any of its Subsidiaries provides any guarantee or similar credit support.

     "Offering" means the offering of the Original Securities pursuant to the Offering Circular.

     "Offering Circular" means the Offering Circular of the Company, dated June 5, 2001, relating to the Offering.

     "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the chief financial officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

     "Officer's Certificate" means a certificate signed by a Person's chief executive officer, chief financial officer or chief accounting officer.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, a Guarantor or the Trustee.

     "Original Securities" has the meaning set forth in Section 2.02 hereof.

     "Pari Passu Indebtedness" means any Indebtedness of the Company or any Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Securities, or such Guarantor's Guarantee of the Securities, as the case may be.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Redemption Date," when used with respect to any security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" shall have the meaning assigned to such term in the Securities.

     "Registration Rights Agreement" means (a) that certain Registration Rights Agreement, dated June 5, 2001, among the Company, the Guarantors party thereto and the Initial Purchasers relating to the Original Securities and (b) any similar agreements that the Company and the Guarantors may enter into in relation to any other Series A Securities.

     "Sale/Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company, for a period of more than three years, of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Series A Securities and the Series B Securities treated as a single class of Securities. For purposes of this Indenture, the term "Securities" shall, except where the context otherwise requires, include the Guarantees.

     "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

     "Security Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "Series A Securities" means the Company's 7 1/8% Series A Notes due 2011 to be issued pursuant to this Indenture.

     "Series B Securities" means the Company's 7 1/8% Series B Notes due 2011 to be issued pursuant to this Indenture in the Exchange Offer.

     "Subsidiary" of any Person means (i) any corporation of which at least a majority of the aggregate voting power of all classes of the Common Equity is owned by such Person directly or through one or more other Subsidiaries of such Person, and (ii) any entity other than a corporation at least a majority of the Common Equity of which is owned by such Person directly or through one or more other Subsidiaries of such Person.

     "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the Issue Date.

     "Transfer Restricted Securities" shall have the meaning assigned to such term in the Registration Rights Agreement.

     "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

     SECTION 1.02  Other Definitions.

                                                              Defined
              Term                                          in Section
              ----                                         -------------
              "Authorized Agent".......................          9.07
               "Custodian".............................          5.01
               "DTC"...................................          2.03
               "Event of Default"......................          5.01
               "Funding Guarantor".....................          9.03
               "Guarantees"............................          9.01(a)
               "Judgment Currency".....................          9.09
               "Non-U.S. Guarantor"....................          9.07
               "Paying Agent"..........................          2.03
               "Registrar".............................          2.03
               "Successor".............................          4.01

     SECTION 1.03  Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company and each Guarantor.

     All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

     SECTION 1.04  Rules of Construction.

     Unless the context otherwise requires:

     (i)    a term has the meaning assigned to it;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (iii)  "or" is not exclusive;

     (iv) words in the singular include the plural, and in the plural include the singular; and

     (v)    provisions apply to successive events and transactions.


                                   ARTICLE 2

                                THE SECURITIES

     SECTION 2.01  Form and Dating.

     The Securities, the notations thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A to this Indenture, the terms of which are hereby incorporated into this Indenture. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's certificate of incorporation or bylaws, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The Securities shall be in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     The Securities will initially be issued in the form of one or more global Securities, substantially in the form of Exhibit A attached hereto (including footnotes 1 and 2 thereto). A Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and redemptions. Any endorsement of Global Securities to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

     SECTION 2.02  Execution and Authentication.

     One Officer of the Company shall sign the Securities on behalf of the Company, and one Officer of each Guarantor shall sign the notation on the Securities relating to the Guarantees on behalf of such Guarantor, in each case by manual or facsimile signature. The Company's seal may be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form, but no seal shall be required.

     If an Officer of the Company or any Guarantor whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

     A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate (i) Series A Securities for original issue on the Issue Date in the aggregate principal amount of $350,000,000 (the "Original Securities"), (ii) additional Series A Securities for original issue from time to time after the Issue Date in such principal amounts as may be set forth in a written order of the Company described in this sentence and (iii) Series B Securities for original issue, pursuant to an Exchange Offer for a like principal amount of Series A Securities, in each case, upon a written order of the Company signed by one Officer of the Company. Such order shall specify (a) the amount of the Securities to be authenticated and the date of original issue thereof, (b) to what extent, if any, such Securities will be represented by a Global Security and one or more Definitive Securities and (c) whether the Securities are Series A Securities or Series B Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $350,000,000 plus such additional principal amounts as may be issued pursuant to clause (ii) of this paragraph, except as provided in Section 2.07 hereof.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, the Guarantors or an Affiliate of any of them.

     The Series A Securities and the Series B Securities shall be considered collectively to be a single class for all purposes of this Indenture, including, without limitations waivers, amendments, redemptions and offers to purchase.

     SECTION 2.03  Registrar and Paying Agent.

     The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Company initially appoints the Trustee as Registrar and Paying Agent.

     The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect each Global Security.

     SECTION 2.04  Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, or interest on the Securities, whether such money shall have been paid to it by the Company or any Guarantor, and will notify the Trustee of any default by the Company or any Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     SECTION 2.05  Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

     SECTION 2.06  Transfer and Exchange.

     (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with the request:

       (x)     to register the transfer of the Definitive Securities, or

       (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of the same series and other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for registration of transfer or exchange:

       (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

       (ii) in the case of Transfer Restricted Securities that are Definitive Securities, shall be accompanied by the following additional information and documents, as applicable, upon which the Registrar may conclusively rely:

       (A) if such Transfer Restricted Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

       (B) if such Transfer Restricted Securities are being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

       (C) if such Transfer Restricted Securities are being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee (in substantially the form of Exhibit C hereto);

       (D) if such Transfer Restricted Securities are being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company so requests), certifications to that effect from such Holder (in substantially the form of Exhibits B and D hereto); or

       (E) if such Transfer Restricted Securities are being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of Exhibit B hereto).

    (b) Restriction on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security of the same series except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

       (i) if such Definitive Security is a Transfer Restricted Security, certification, substantially in the form of Exhibit B hereto, upon which the Trustee may conclusively rely, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; or

       (ii) if such Definitive Security is a Transfer Restricted Security and is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company so requests), certifications to that effect from such Holder (in substantially the form of Exhibits B and D hereto); and

       (iii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions directing the Trustee to make, or direct the Security Custodian to make, an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security;

then the Trustee shall cancel such Definitive Security in accordance with
Section 2.11 hereof and cause, or direct the Security Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security in the appropriate principal amount.

    (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

    (d) Transfer of a Beneficial Interest in a Global Security for a Definitive Security.

       (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Definitive Security of the same series. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security, and in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile), upon which the Trustee may conclusively rely:

       (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (in substantially the form of Exhibit B hereto); or

       (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B hereto); or

       (C) if such beneficial interest is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), a certification to that effect from such transferor (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee (in substantially the form of Exhibit C hereto); or

       (D) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based upon an opinion of counsel if the Company so requests), certifications to that effect from such transferor (in substantially the form of Exhibits B and D hereto); or

       (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), a certification to that effect from such transferor (in substantially the form of Exhibit B hereto);

then the Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Security

Custodian, cause the aggregate principal amount of Global Securities to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Security of the same series and in the appropriate principal amount.

       (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

  (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

  (f) Authentication of Definitive Securities in Absence of Depositary. If at any time:

       (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice; or

       (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture,

then the Company will execute, and the Trustee will authenticate and deliver Definitive Securities of the same series as such Global Securities, in an aggregate principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities and registered in such names as the Depositary shall instruct the Trustee or the Company in writing.

  (g)  Legends.

       (i) Except as permitted by the following paragraph (ii), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend, until the expiration of the applicable holding period with respect to the Transfer Restricted Securities set forth in Rule 144(k) under the Securities Act, in substantially the following form:

    "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (The "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

    THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

    Each Security certificate evidencing the Global Securities also shall bear the paragraph referred to in footnote 2 in the form of Security attached hereto as Exhibit A.

       (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

       (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth in
               (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

       (B) in the case of any Transfer Restricted Security represented by a Global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above if all other interests in such Global Security have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Transfer Restricted Security shall continue to be subject to the provisions of Section 2.06(c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a Definitive Security that does not bear a legend set forth in (i) above, which request is made in reliance upon Rule 144 under the Securities Act, the

                 Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).

          (iii) Notwithstanding the foregoing, upon consummation of an Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate Series B Securities in exchange for Series A Securities accepted for exchange in the Exchange Offer, which Series B Securities shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Securities, in each case unless the Holder of such Series A Securities is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Securities or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company. The Company shall identify to the Trustee such Holders of the Securities in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

    (h) Cancellation and/or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Security Custodian, at the direction of the Trustee to reflect such reduction.

    (i)   General Provisions with respect to Transfer and Exchanges.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's request.

          (ii) No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 8.05 hereof).

          (iii) The Trustee shall authenticate Definitive Securities and Global Securities in accordance with the provisions of Section 2.02 hereof.

          (iv) Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of a

               Security between the record date and the next succeeding Interest Payment Date.

          (v) Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

     SECTION 2.07  Replacement Securities.

     If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee, the Company or any Guarantor, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee, the Company and the Guarantors to protect the Company, the Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company, the Trustee and the Guarantors may charge for their expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company and the Guarantors.

     SECTION 2.08  Outstanding Securities.

     The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.08 as not outstanding.

     If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the principal amount of any Security is considered paid under Section
3.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

     A Security does not cease to be outstanding because the Company, a Guarantor or an Affiliate of any of them holds the Security.

     SECTION 2.09  Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or an Affiliate of any of them shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

     SECTION 2.10  Temporary Securities.

     Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

     SECTION 2.11  Cancellation.

     The Company or any Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. Unless the Company shall direct that canceled Securities be returned to it, after written notice to the Company all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

     SECTION 2.12  Defaulted Interest.

     If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities and in Section 3.01 hereof. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

     SECTION 2.13  Persons Deemed Owners.

     The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of or premium, if any, or interest on such Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

                                   ARTICLE 3

                                   COVENANTS

     SECTION 3.01  Payment of Securities.

     The Company shall pay the principal of and premium, if any, and interest (including additional interest required by the Registration Rights Agreement referred to in Section 3.11 hereof) on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., Eastern time, on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due. Payments to Holders of principal, premium, if any, and interest shall be paid by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified (or if a Holder holds Securities in an aggregate principal amount of less than $1,000,000), by mailing a check to each such Holder's registered address.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, and premium, if any, at a rate equal to the then applicable interest rate on the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

     SECTION 3.02  Maintenance of Office or Agency.

     The Company will maintain, in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities may be presented for registration of transfer or exchange, where Securities may be presented for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the office of the Trustee, in The City of New York which, on the date hereof, is located at One World Trade Center, Suite 4711, New York, New York 10048. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03 hereof.

     SECTION 3.03  SEC Reports; Financial Statements.

     (a) The Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d), the Company shall file with the Trustee, within 15 days after it would have been required to file the same with the SEC, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d). The Company shall also comply with the provisions of TIA Section 314(a).

     (b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports furnished by it to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 3.03(a) hereof, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be so mailed to the Holders within 90 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the Company's first three fiscal quarters.

     (c) For so long as any Transfer Restricted Securities remain outstanding, the Company shall furnish to all Holders and prospective purchasers of the Securities designated by the Holders of Transfer Restricted Securities, promptly upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     (d) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Holders under this Section 3.03.

     SECTION 3.04  Compliance Certificate.

     (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by an Officer of the Company, which need not constitute an Officer's Certificate, complying with TIA
Section 314(a)(4) and stating that in the course of performance by the signing Officer of the Company of his or her duties as such Officer of the Company he or she would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating, as to such Officer signing such statement, that to the best of his or her knowledge the Company and each Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto).

     (b) The Company and the Guarantors shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company or any Guarantor becoming aware of any Default or Event of Default under this Indenture, an Officer's Certificate specifying such Default or Event of Default and what action the Company or such Guarantor is taking or proposes to take with respect thereto.

     SECTION 3.05  Corporate Existence.

     Subject to Article 4 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership and other existence of each of its Subsidiaries and all rights (charter and statutory) and franchises of the Company and its Subsidiaries, provided that the Company shall not be required to preserve the corporate, partnership or limited liability company existence of any Subsidiary of the Company or any such right or franchise if the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, prospects, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have any material adverse effect on the payment and performance of the obligations of the Company and the Guarantors under the Securities and this Indenture.

     SECTION 3.06  Intentionally omitted.

     SECTION 3.07  Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith, and, if necessary, by appropriate proceedings.

     SECTION 3.08  Waiver of Stay, Extension or Usury Laws.

     The Company and each Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, or premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company and each Guarantor hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 3.09  Limitation on Sale/Leaseback Transactions.

     The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale/Leaseback Transaction with any Person (other than the Company or a Subsidiary of the Company) unless:

     (a) the Company or such Subsidiary would be entitled to incur Indebtedness, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a Lien on the property subject to such Sale/Leaseback Transaction pursuant to Section 3.10 hereof without equally and ratably securing the Securities pursuant to such Section;

     (b) after the Issue Date and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Company or such Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Company and its Subsidiaries an amount equal to all or a portion of the Net Proceeds of such Sale/Leaseback Transaction and the Company shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below); or

     (c) the Company, during the 12-month period after the effective date of such Sale/Leaseback Transaction, shall have applied to the voluntary defeasance or retirement of Securities or any Pari Passu Indebtedness an amount equal to the greater of the Net Proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction and the fair value, as determined by the Board of Directors, of such property at the time of entering into such

Sale/Leaseback Transaction (in either case adjusted to reflect the remaining term of the lease and any amount expended by the Company as set forth in clause
(b) above), less an amount equal to the principal amount of Securities and Pari Passu Indebtedness voluntarily defeased or retired by the Company within such 12-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Company or any Subsidiary of the Company during such period.

     SECTION 3.10  Limitation on Liens.

     The Company shall not, and shall not permit any Subsidiary of the Company to, issue, assume or guarantee any Indebtedness for borrowed money secured by any Lien on any property (real or personal) now owned or hereafter acquired by the Company or such Subsidiary without providing for all Securities then or thereafter outstanding to be secured equally and ratably with such Indebtedness for so long as such Indebtedness shall be so secured. Notwithstanding the foregoing, the Company or any Subsidiary of the Company may, without so securing the Securities, issue, assume or guarantee Indebtedness for borrowed money secured by the following Liens:

     (a) Liens existing on the Issue Date or provided for under the terms of agreements existing on the Issue Date (including, without limitation, the Lien provided for pursuant to Section 6.07 hereof);

     (b) Liens on any property (real or personal) securing (i) all or any portion of the cost of acquiring, constructing, developing, altering, expanding, improving or repairing such property or any assets or improvements (real or personal) used or to be used in connection with such property or (ii) Indebtedness incurred by the Company or any Subsidiary of the Company prior to or within one year after the later of the acquisition, the completion of construction, development, alteration, expansion, improvement or repair of any property or the commencement of commercial operation thereof, which Indebtedness is incurred for the purpose of financing all or any part of the purchase price thereof or construction, development, alteration, expansion or improvements or repairs thereon;

     (c) Liens securing Indebtedness owed by a Subsidiary of the Company (or the Company) to the Company or to any other Subsidiary of the Company;

     (d) Liens on the property of any Person existing at the time the Company or any of its Subsidiaries acquires the property or the Person owning such property (including any acquisition by means of a merger or consolidation with the Company or any of its Subsidiaries) and not incurred as a result of (or in connection with or in anticipation of) such acquisition of such property or such Person, provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than the property encumbered at the time of such acquisition (plus any improvements or accessions thereto) and do not secure Indebtedness for borrowed money with a principal amount in excess of the principal amount outstanding at such time;

     (e) Liens on any property securing (i) Indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or (ii) Indebtedness issued or guaranteed by the United States or any State thereof or any department, agency or instrumentality of either;

     (f) any Lien extending, renewing or replacing (or successive extensions, renewals or replacements of) any Lien of any type permitted under clause (a),
(b), (d) or (e) above, provided that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed or replaced (plus any improvements or accessions thereto) and that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement; or

     (g) Liens (exclusive of any Lien of any type otherwise permitted under clauses (a) through (f) above) securing Indebtedness for borrowed money of the Company or any Subsidiary of the Company in an aggregate principal amount which, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to clause (a) of Section 3.09 hereof (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (f) above), does not at the time such Indebtedness is incurred exceed 15% of the aggregate amount of the assets of the Company and its Subsidiaries, on a consolidated basis, after deducting therefrom all current liabilities, as calculated on the Company's consolidated balance sheet as of a date within 150 days prior to the date of determination.

     The following types of transactions will not be prohibited or otherwise limited by the foregoing covenant: (i) the sale, granting of Liens with respect to, or other transfer of, crude oil, natural gas or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or of such crude oil, natural gas or other minerals; (ii) the sale or other transfer of any other interest in property of the character commonly referred to as a production payment, overriding royalty, forward sale or similar interest; (iii) the entering into of Hedging Obligations or the granting of Liens to secure Hedging Obligations (although Liens securing any indebtedness for borrowed money that is the subject of any such Hedging Obligation shall be subject to the foregoing covenant unless permitted under clauses (a) through (g) above); and (iv) the granting of Liens required by any contract or statute in order to permit the Company or any Subsidiary of the Company to perform any contract or subcontract made by it with or at the request of the United States or any State thereof or any department, agency or instrumentality of either, or to secure partial, progress, advance or other payments to the Company or any Subsidiary of the Company by such governmental unit pursuant to the provisions of any contract or statute.

     SECTION 3.11  Registration Rights Agreement.

     The Company shall perform its obligations under each Registration Rights Agreement and shall comply in all material respects with the terms and conditions contained therein including, without limitation, the payment of additional interest (as described in Section 6 of the initial Registration Rights Agreement).

                                   ARTICLE 4

                                  SUCCESSORS

     SECTION 4.01  Limitations on Mergers and Consolidations.

     Neither the Company nor any Guarantor (other than any Guarantor that has been released from its Guarantee pursuant to the provisions of Section 9.06 hereof) shall consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

          (i) the Person formed by or surviving such consolidation or merger (if other than the Company or such Guarantor, as the case may be), or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is a corporation, partnership, limited liability company or similar Person organized and existing under the laws of the United States or any State thereof or the District of Columbia (or, alternatively, in the case of a Guarantor organized under the laws of a jurisdiction outside the United States, a corporation, partnership, limited liability company or similar Person organized and existing under the laws of such foreign jurisdiction), and the Successor is already a Guarantor or, if not, assumes by supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company or such Guarantor, as the case may be, under this Indenture and the Securities;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

          (iii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

     SECTION 4.02  Successor Corporation Substituted.

     Upon any consolidation or merger of the Company or any Guarantor, or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or any Guarantor in accordance with Section
4.01 hereof, the Successor formed by such consolidation or into or with which the Company or such Guarantor is merged or to which such sale, lease, conveyance, transfer or other disposition or assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture and the Securities with the same effect as if such Successor had been named as the Company or such Guarantor herein and the predecessor Company or Guarantor, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture and the Securities.

                                   ARTICLE 5

                             DEFAULTS AND REMEDIES

     SECTION 5.01  Events of Default.

     An "Event of Default" occurs if:

     (1) the Company or any Guarantor defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

     (2) the Company or any Guarantor defaults in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable at maturity, upon acceleration, upon redemption or otherwise;

     (3) the Company or any Guarantor fails to comply with any of its other agreements or covenants in, or provisions of, the Securities, the Guarantees or this Indenture and such failure continues for the period and after the notice specified in the last paragraph of this Section 5.01;

     (4) any default shall occur which results in the acceleration of the maturity of any Indebtedness of the Company or any Material Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $25 million or more individually or, taken together with all other such Indebtedness that has been so accelerated, in the aggregate; or any default shall occur in the payment of any principal or interest in respect of any Indebtedness of the Company or any Material Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $25 million or more individually or, taken together with all other such Indebtedness with respect to which any such payment has not been made, in the aggregate and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default;

     (5) a final, non-appealable judgment or order for the payment of money in excess of $25 million (net of applicable insurance coverage) shall be rendered against the Company or any Material Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days;

     (6) the Company or any Material Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law:

          (A)  commences a voluntary case,

          (B) consents to the entry of an order for relief against it in an involuntary case,

          (C) consents to the appointment of a Custodian of it or for all or for a substantial part of its property, or

          (D)  makes a general assignment for the benefit of its creditors; or

     (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 60 days and that:

          (A) is for relief against the Company or any Material Subsidiary of the Company as debtor in an involuntary case,

          (B) appoints a Custodian of the Company or any Material Subsidiary of the Company or a Custodian for all or for a substantial part of the property of the Company or any Material Subsidiary of the Company, or

          (C) orders the liquidation of the Company or any Material Subsidiary of the Company.

     The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     The Trustee shall not be deemed to know of a Default unless a Trust Officer at the Corporate Trust Office of the Trustee has actual knowledge of such Default or the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default with specific reference to such Default.

     When a Default is cured, it ceases.

     A Default under clause (3) of this Section is not an Event of Default until the Trustee notifies the Company and, in the case of a Default by a Guarantor, such Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company, such Guarantor (where applicable) and the Trustee, of the Default, and neither the Company nor such Guarantor cures the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

     SECTION 5.02  Acceleration.

     If an Event of Default (other than an Event of Default specified in clause
(6) or (7) of Section 5.01 hereof with respect to the Company or any Material Subsidiary) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the principal of and premium, if any, and accrued and unpaid interest on all then outstanding Securities to be due and payable immediately. Upon any such declaration the amounts due and payable on the Securities, as determined in accordance with the next succeeding paragraph, shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 5.01 hereof with respect to the Company or any Material Subsidiary occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of, or premium, if any, or interest on the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal, or premium, if any, or interest that has become due solely because of the acceleration.

     In the event that the maturity of the Securities is accelerated pursuant to this Section 5.02, 100% of the principal amount thereof shall become due and payable plus accrued interest to the date of payment.

     SECTION 5.03  Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or the Registration Rights Agreement.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     SECTION 5.04  Waiver of Existing Defaults.

     Subject to Sections 5.07 and 8.02 hereof, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on any Security or (2) a continuing Default in respect of a provision that under
Section 8.02 hereof cannot be amended without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 5.05  Control by Majority.

     The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it hereunder. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

     SECTION 5.06  Limitations on Suits.

     Subject to Section 5.07 hereof, a Holder may pursue a remedy with respect to this Indenture (including the Guarantees) or the Securities only if:

     (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

     (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

     (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

     (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

     SECTION 5.07  Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, and premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

     SECTION 5.08  Collection Suit by Trustee.

     If an Event of Default specified in clause (1) or (2) of Section 5.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company and any Guarantor for the amount of principal and premium, if any, and interest remaining unpaid on the Securities, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 5.09  Trustee May File Proofs of Claim.

     The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company and any Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 5.10  Priorities.

     If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     First: to the Trustee for amounts due under Section 6.07 hereof;

     Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

     Third: to the Company.

     The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Article.

     SECTION 5.11  Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 hereof, or a suit by a Holder or Holders of more than 25% in principal amount of the then outstanding Securities.

                                   ARTICLE 6

                                    TRUSTEE

     SECTION 6.01  Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) this paragraph does not limit the effect of paragraph (b) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05 hereof.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b) and (c) of this Section.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, and premium if any, and interest on the Securities.

     SECTION 6.02  Rights of Trustee.

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or any Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor.

     SECTION 6.03  Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or any of their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11 hereof.

     SECTION 6.04  Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities or any document issued in connection with the sale of the Securities other than its certificate of authentication.

     SECTION 6.05  Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs or, if later, within 30 days after the Trustee has actual knowledge of such Default. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

     SECTION 6.06  Reports by Trustee to Holders.

     Within 60 days after each January 31, beginning with January 31, 2002, and in any event prior to March 31 in each year, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted. The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Sections 313(c) and 313(d).

     A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee if and when the Securities are listed on any stock exchange.

     SECTION 6.07  Compensation and Indemnity.

     The Company and the Guarantors jointly and severally agree to pay to the Trustee from time to time such compensation as the Company and the Trustee shall agree to in writing from time to time for the Trustee's acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company and the Guarantors jointly and severally agree to indemnify the Trustee and any of its Affiliates, officers, directors, employees, consultants, counsel and agents (the "Indemnified Persons") against any loss, claims, actions, suits, damages, expenses (including reasonable attorney's fees and expenses) and liabilities (including liabilities under state or federal securities laws) incurred by such Indemnified Persons arising out of or in connection with the acceptance or administration of the Trustee's duties under this Indenture, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under this Indenture or in connection with enforcing this
Section 6.07, except as set forth in the next paragraph. The Trustee shall notify the Company and the Guarantors promptly of any claim for which any Indemnified Person may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Indemnified Persons shall cooperate in the defense. The Indemnified Persons may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

     Neither the Company nor the Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Indemnified Persons through negligence, willful misconduct or bad faith.

     To secure the payment obligations of the Company and the Guarantors in this
Section 6.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, and premium, if any, and interest on the Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(6) or (7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     SECTION 6.08  Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.08.

     The Trustee may resign and be discharged from the trust hereby created by so notifying the Company and the Guarantors. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

     (1)  the Trustee fails to comply with Section 6.10 hereof;

     (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (3) a Custodian or public officer takes charge of the Trustee or its property; or

     (4)  the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantors. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 6.08 hereof, the obligations of the Company and the Guarantors under Section 6.07 hereof shall continue for the benefit of the retiring Trustee.

     SECTION 6.09  Successor Trustee by Merger, etc.

     Subject to Section 6.10 hereof, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

     In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

     SECTION 6.10  Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

     The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

     SECTION 6.11   Preferential Collection of Claims Against Company.

     The Trustee is subject to and shall comply with the provisions of TIA
Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                   ARTICLE 7

                            DISCHARGE OF INDENTURE

     SECTION 7.01   Termination of Company's Obligations.

     (a) This Indenture shall cease to be of further effect (except that the Company's and the Guarantors' obligations under Section 6.07 hereof and the Trustee's and Paying Agent's obligations under Section 7.03 hereof shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when:

     (1)  either

          (A) all outstanding Securities theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

          (B) all outstanding Securities not theretofore delivered to the Trustee for cancellation:

                 (i)  have become due and payable, or

                 (ii) will become due and payable at their stated maturity
                      within one year,

     and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose an amount which, together with earnings thereon, will be sufficient to pay and discharge the entire indebtedness on such Securities for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity, as the case may be;

     (2)  the Company has paid all other sums payable by it hereunder; and

     (3) except when the Securities are being paid in full at maturity, the Company has delivered to the Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, together with an Opinion of Counsel to the same effect.

     (b) The Company and the Guarantors may, subject as provided herein, terminate all of their obligations under this Indenture if:

     (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders, (i) cash in an amount, or
     (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of, and premium, if any, and interest on all Securities on each date that such principal, premium, if any, or interest is due and payable and to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities as the same shall become due;

     (2) the Company has delivered to the Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;

     (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

     (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 7.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

     (5) such deposit and discharge will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound; and

     (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b);

     In such event, this Indenture shall cease to be of further effect (except as provided in the next succeeding paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture.

     However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 3.01, 4.01, 6.07, 6.08 and 7.04 hereof, the Company's and the Guarantors' obligations in Sections 4.01,

6.07, 7.04 and 9.01 hereof and the Trustee's and Paying Agent's obligations in
Section 7.03 hereof shall survive until the Securities are no longer outstanding. Thereafter, only the Company's and the Guarantors' obligations in
Section 6.07 hereof and the Trustee's and Paying Agent's obligations in Section
7.03 hereof shall survive.

     After such irrevocable deposit made pursuant to this Section 7.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     In order to have money available on a payment date to pay principal of, or premium, if any, or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

     SECTION 7.02   Application of Trust Money.

     The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
Section 7.01 hereof. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on the Securities.

     SECTION 7.03   Repayment to Company.

     The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, or premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

     SECTION 7.04   Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money or U. S. Government Obligations in accordance with Section 7.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Guarantors under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.01 hereof until such time as the Trustee or the Paying Agent is permitted to apply all such money or U. S. Government Obligations in accordance with Section 7.01 hereof; provided, however, that if the Company or any Guarantor has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company or such Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE 8

                                  AMENDMENTS

     SECTION 8.01   Without Consent of Holders.

     The Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities or waive any provision hereof or thereof without the consent of any Holder:

     (1)  to cure any ambiguity, omission, defect or inconsistency;

     (2)  to comply with Sections 4.01 and 4.02 hereof;

     (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (4) to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor, in the manner provided by Section 9.06 hereof;

     (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

     (6)  to add additional guarantees of the Securities;

     (7) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA;

     (8) to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Guarantor; or

     (9) to make any change that does not adversely affect the rights hereunder of any Holder in any material respect.

     Upon the request of the Company and the Guarantors, accompanied by a resolution of the Board of Directors and of the board of directors, board of trustees or managing partners of each Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the

Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment, supplement or waiver under this Section 8.01 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 8.02   With Consent of Holders.

     Except as provided below in this Section 8.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms) of the Holders of at least a majority in principal amount of the then outstanding Securities.

     Upon the request of the Company and the Guarantors, accompanied by a copy of the resolution of the Board of Directors and of the board of directors, board of trustees or managing partners of each Guarantor giving the signing officer's authority to execute such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     The Holders of a majority in principal amount of the then outstanding Securities may waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture or the Securities (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms).

     However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section may not:

     (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

     (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

     (3) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption under
     Section 10.07 or specified in the Securities;

     (4) make any Security payable in money other than that stated in the Security;

     (5) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security pursuant to Sections 5.07 and 5.08 hereof, except as limited by Section 5.06 hereof;

     (6) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 5.04 or 5.07 hereof or this clause of this Section 8.02; or

     (7) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

     SECTION 8.03   Compliance with Trust Indenture Act.

     Every amendment to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

     SECTION 8.04   Revocation and Effect of Consents.

     Until an amendment (which includes any supplement) or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through
(7) of Section 8.02 hereof. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

     SECTION 8.05   Notation on or Exchange of Securities.

     If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

     SECTION 8.06   Trustee to Sign Amendments, etc.

     The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall be entitled to receive and subject to Section 6.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Guarantors in accordance with its terms.

                                   ARTICLE 9

                           GUARANTEES OF SECURITIES

     SECTION 9.01   Unconditional Guarantees.

     (a) For value received, the Guarantors, jointly and severally, hereby fully, unconditionally and absolutely guarantee (the "Guarantees") to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company, when and as such principal, premium, if any, and interest shall become due and payable, whether at the stated maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities and this Indenture.

     (b) Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, each Guarantor will be obligated to pay the same immediately. Each

Guarantee hereunder is intended to be a general, unsecured, senior obligation of each Guarantor and will rank pari passu in right of payment with all Indebtedness of each such Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee of such Guarantor. Each of the Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities, whether at the stated maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 5.06 hereof, by the Holders, on the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce the Guarantees without first proceeding against the Company.

     (c) The obligations of each Guarantor under this Article 9 shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any other Guarantor contained in the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any other Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, any other Guarantor or the Trustee of any rights or remedies under the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for the Securities, including all or any part of the rights of the Company or any other Guarantor under this Indenture, (v) the extension of the time for payment by the Company or any other Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities or this Indenture or of the time for performance by the Company or any other Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or any other Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the other Guarantors or any of their respective assets, or the disaffirmance of the Securities, the Guarantees or this Indenture in any such proceeding, (viii) the release or discharge of the Company or any other Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of the Securities, the Guarantees or this Indenture or (x) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

     (d) Each of the Guarantors hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or a Guarantor, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred in accordance with the requirements of this Indenture and that the benefit of its obligations hereunder shall extend to each permitted transferee of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantee will not be discharged except pursuant to Sections 7.01 or 9.06 hereof or otherwise by complete performance of the Guarantees. Each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

     (e) Each Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of this Indenture; provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Securities and the Guarantees shall have been paid in full or discharged.

     (f) A director, officer, employee or stockholder, as such, of any Guarantor shall not have any liability for any obligations of such Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

     SECTION 9.02   Limitation of Guarantor's Liability.

     Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agree that each Guarantor's liability shall be limited to the lesser of (i) the aggregate amount of the obligations of the Company under the Securities and this Indenture and (ii) the amount, if any, which would not have (A) rendered such Guarantor "insolvent" (as such term is defined in the Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left such Guarantor with unreasonably small capital at the time its Guarantee of the Notes was entered into; provided that it will be a presumption in any lawsuit or other proceedings in which a Guarantor is a party that the amount guaranteed pursuant to the Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Guarantor, or debtor in possession or trustee in bankruptcy of the Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Guarantor is the amount set forth in clause (ii) above. In making any determination as to solvency or sufficiency of capital of a Guarantor in accordance with the previous sentence, the right of such Guarantor to contribution from other Guarantors, and any other rights such Guarantor may have, contractual or otherwise, shall be taken into account.

     SECTION 9.03   Contribution.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Guarantee.

     SECTION 9.04   Execution and Delivery of Guarantees.

     To further evidence the Guarantees, each Guarantor hereby agrees that a notation relating to such Guarantees shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of each Guarantor.

     Each of the Guarantors hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such Guarantee.

     If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

     SECTION 9.05   Addition of Guarantors.

     (a) If any Subsidiary of the Company guarantees (or becomes a co-obligor on) any Funded Indebtedness of the Company other than the Securities at any time subsequent to the Issue Date (including, without limitation, following any release of such Subsidiary pursuant to Section 9.06 hereof from any Guarantee previously provided by it under this Article 9), then the Company shall (i) cause the Securities to be equally and ratably guaranteed by such Subsidiary, but only to the extent that the Securities are not already guaranteed by such Subsidiary on reasonably comparable terms and (ii) cause such Subsidiary to execute and deliver a supplemental indenture, in substantially the form of Exhibit E hereto, evidencing its provision of a Guarantee in accordance with clause (b) below.

     (b) Any Person that was not a Guarantor on the Issue Date may become a Guarantor by executing and delivering to the Trustee a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor.

     SECTION 9.06  Release of Guarantee.

     Notwithstanding anything to the contrary in this Article 9, in the event that any Guarantor shall no longer be a guarantor of (or co-obligor on) any Funded Indebtedness of the Company other than the Securities and other than Funded Indebtedness of the Company (i) subject to a release provision substantially similar to this Section 9.06 and (ii) the related guarantee (or obligation) of which will be released substantially concurrently with the release of the Guarantee of such Guarantor pursuant to this Section 9.06, and so long as no Default or Event of Default shall have occurred or be continuing, such Guarantor, upon giving notice to the Trustee to the foregoing effect, shall be deemed to be released from all of its obligations under this Indenture and the Guarantee of such Guarantor shall be of no further force or effect. Following the receipt by the Trustee of any such notice, the Company shall cause this Indenture to be amended as provided in Section 8.01 hereof; provided, however, that the failure to so amend this Indenture shall not affect the validity of the termination of the Guarantee of such Guarantor.

     SECTION 9.07  Consent to Jurisdiction and Service of Process.

     Each Guarantor that is not organized under the laws of the United States (including the States and the District of Columbia) (each a "Non-U.S. Guarantor") hereby appoints CT Corporation System as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on this Indenture or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in The Borough of Manhattan, The City of New York, by the Holder of any Security, and each Non-U.S. Guarantor hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of the Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. Each Non-U.S. Guarantor agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon any such Non-U.S. Guarantor. Notwithstanding the foregoing, any action against any Non-U.S. Guarantor arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of such Non-U.S. Guarantor, and such Non-U.S. Guarantor expressly accepts the jurisdiction of any such court in any such action. The Company shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

     SECTION 9.08  Waiver of Immunity.

     To the extent that any Non-U.S. Guarantor or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities, such Non-U.S. Guarantor, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

     SECTION 9.09  Judgment Currency.

     Each Non-U.S. Guarantor agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of each Non-U.S. Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.


                                  ARTICLE 10

                                  REDEMPTION

     SECTION 10.01 Notices to Trustee.

     If the Company elects to redeem Securities pursuant to the redemption provisions of Section 10.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a Redemption Date, an Officer's Certificate setting forth the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

     SECTION 10.02 Selection of Securities to be Redeemed.

     If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by such method as the Trustee in its sole discretion shall deem fair and appropriate. The particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 25 days nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities not previously called for redemption.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     SECTION 10.03 Notices to Holders.

     (a) At least 25 days but not more than 60 days before a Redemption Date, the Company shall mail in conformity with Section 11.02 a notice of redemption to each Holder whose Securities are to be redeemed.

          The Notice shall identify the Securities to be redeemed and shall state:

          (i)    the Redemption Date;

          (ii)   the Redemption Price;

          (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

          (iv)   the name and address of the Paying Agent;

          (v) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

          (vi) that unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities; and

          (vii)  the aggregate principal amount of Securities being redeemed.

     If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

     (b) At the Company's request, the Trustee shall give the notice required in Section 10.03(a) in the Company's name; provided, however, that the Company shall deliver to the Trustee, at least 30 days prior to the Redemption Date, an Officer's Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 10.03(a).

     SECTION 10.04   Effect of Notices of Redemption.

     Once notice of redemption is mailed pursuant to Section 10.03, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid out at the Redemption Price.

     SECTION 10.05  Deposit of Redemption Price.

     At least one Business Day prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose less the expenses of the Trustee as provided herein.

     If the Company complies with the preceding paragraph, interest on the Securities or portions thereof to be redeemed (whether or not such Securities are presented for payment) will cease to accrue on the applicable Redemption Date. If any Security called for redemption shall not be so paid upon surrender because of the failure of the Company to comply with the preceding paragraph, then interest will be paid on the unpaid Redemption Price from the Redemption Date until such Redemption Price is paid (including, to the extent lawful, on the portion of such Redemption Price consisting of unpaid interest) at the rate provided in the Securities and in Section 3.01.

     SECTION 10.06  Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

     SECTION 10.07  Optional Redemption.

     The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at the Redemption Price specified in the Securities.

     Any redemption pursuant to this Section 10.07 shall be made, to the extent applicable, pursuant to the provisions of Sections 10.01 through 10.06.

     SECTION 10.08  No Premium if not Stated.

     No premium shall be due upon any repayment or redemption of any Security prior to the stated maturity thereof except as may be expressly provided in such Security. The only premium payable with respect to the Series A Securities or the Series B Securities is the premium, if any, included in the calculation of the Redemption Price, which premium is payable only when and if the Redemption Price is payable.

                                  ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.01   Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control.

     SECTION 11.02   Notices.

     Any notice or communication by the Company, the Guarantors or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

     If to the Company or the Guarantors:

              PureResources,Inc.
              500WestIllinois
              Midland,Texas79701
              Attention:CorporateSecretary
              Telecopier No. (915) 687-3863

     If to the Trustee:

              FirstUnionNationalBank
              CorporateTrustGroup
              5847SanFelipe,Suite1050
              Houston,Texas77057
              Attention:DouglasMilner
              Telecopier No. (713) 278-4329

     The Company, the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company or any Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

     All notices or communications, including without limitation notices to the Trustee or the Company or any Guarantor by Holders, shall be in writing, except as set forth below, and in the English language.

     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

     SECTION 11.03  Communication by Holders with Other Holders.

     Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

     SECTION 11.04  Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall, if requested by the Trustee, furnish to the Trustee:

     (1) an Officer's Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

     SECTION 11.05  Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     SECTION 11.06  Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     SECTION 11.07  Legal Holidays.

     If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION 11.08  No Recourse Against Others.

     A director, officer, employee or stockholder of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or such Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

     SECTION 11.09  Governing Law.

    THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 11.10  No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Guarantor or any other Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 11.11  Successors.

     All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 11.12  Severability.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.13  Counterpart Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 11.14  Table of Contents, Headings, etc.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written

                              PURE RESOURCES, INC.
                              TITAN EXPLORATION, INC.
                              PURE RESOURCES I, INC.
                              HALLWOOD PETROLEUM, INC.
                              PURE GP, LLC
                              HEP PURE ACQUISITION, LLC


                              By:  /s/ Jack Hightower
                                   ------------------
                                    Jack D. Hightower
                                    President

                              PURE RESOURCES HOLDINGS, INC.
                              PURE RESOURCES HOLDINGS, LLC


                              By:  /s/ Richard Klumpp
                                   ------------------
                                    Richard Klumpp
                                    Vice President


                              PURE RESOURCES, L.P.
                              PK I, L.P.
                              PK II, L.P.
                              PK III, L.P.
                              PK IV, L.P.


                              By:  PURE RESOURCES I, INC.,
                                   its general partner

                              By: /s/ Jack Hightower
                                  -------------------
                                  Jack D. Hightower
                                  President

                              HEP PURE, LP


                              By:  PURE GP, LLC, its general partner


                              By: /s/ Jack Hightower
                                  -------------------
                                  Jack D. Hightower
                                  President

                              HALLWOOD ENERGY PARTNERS, L.P.


                              By:  HEP PURE ACQUISITION, LLC,
                                   its general partner


                              By: /s/ Jack Hightower
                                  -------------------
                                  Jack D. Hightower
                                  President

                              LA PLATA ASSOCIATES, LLC
                              HALLWOOD LA PLATA, LLC


                              By:  HALLWOOD PETROLEUM, INC.
                                   its manager


                              By: /s/ Jack Hightower
                                  -------------------
                                  Jack D. Hightower
                                  President

                              FIRST UNION NATIONAL BANK


                              By:  /s/ R. Douglas Milner
                                   ---------------------
                                    R. Douglas Milner
                                    Vice President

SCHEDULE I
----------



                                   HALLWOOD ENERGY PARTNERS, LP
                                   HALLWOOD LA PLATA, L.L.C.
                                   HALLWOOD PETROLEUM, INC.
                                   HEP PURE ACQUISITION, LLC
                                   HEP PURE, LP
                                   LA PLATA ASSOCIATES, L.L.C.
                                   PK I, L.P.
                                   PK II, L.P.
                                   PK III, L.P.
                                   PK IV, L.P.
                                   PURE GP, LLC
                                   PURE RESOURCES HOLDINGS, INC.
                                   PURE RESOURCES I, INC.
                                   PURE RESOURCES, L.P.
                                   TITAN EXPLORATION, INC.

                                   EXHIBIT A

                              [FACE OF SECURITY]

                             PURE RESOURCES, INC.

                       7 1/8% SERIES [A/B] NOTE DUE 2011

                               CUSIP ___________

     No. __                                                 $ 350,000,000

    Pure Resources, Inc., a Delaware corporation (the "Company"), for value received promises to pay to ______________ or registered assigns, the principal sum of $350,000,000 on June 15, 2011 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security]./1/


     Interest Payment Dates:            June 15 and December 15

     Record Dates:                      May 31 and November 30

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

Dated:                                       PURE RESOURCES, INC.

                                             By: _____________________________

Certificate of Authentication:

FIRST UNION NATIONAL BANK,
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By: _________________________________
      Authorized Signature


________________________

/1/    This phrase should be included only if the Security is a global Security.

     [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]/2/


     [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (The "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

     [THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH

________________________

/2/This paragraph should be included only if the Security is issued in global form.

SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]/3/


______________________
/3/These paragraphs should be included only if the Security is a Transfer Restricted Security.

                             [REVERSE OF SECURITY]

                              PURE RESOURCES, INC.

                       7 1/8% SERIES [A/B] NOTE DUE 2011

     This Security is one of a duly authorized issue of 7 1/8% Series A/Series B Notes due June 15, 2011 (the "Securities") of Pure Resources, Inc., a Delaware corporation (the "Company").

     1. Interest. The Company promises to pay interest on the principal amount of this Security at 7 1/8% per annum from June 8, 2001 until maturity. The Company will pay interest semiannually on June 15 and December 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from June 8, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be December 15, 2001. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments to Holders of principal, premium, if any, and interest shall be paid by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified (or if a registered Holder holds Securities in an aggregate principal amount of less than $1,000,000), by mailing a check to each such Holder's registered address.

     3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Company's obligations to pay principal, premium, if any, and interest with respect to the Securities are unconditionally guaranteed on a joint and several basis (the "Guarantees") by the guarantors (the "Guarantors"), that are from time to time parties to the Indenture. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors, and certain provisions for the release of the Guarantors, are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

     4. Optional Redemption. The Company may redeem all or part of the Securities at any time at its option at a redemption price equal to the greater of (1) the principal amount of the Securities being redeemed or (2) the Make-Whole Amount for the Securities being redeemed plus, in each case, accrued and unpaid interest to the redemption date (the "Redemption Price").

     As used in this Security:

     "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities to be redeemed, together with scheduled payments of interest (exclusive of interest to the redemption date) from the Redemption Date to the maturity date of the Securities being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third business day preceding the redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the maturity date of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes.

     "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means any of Credit Suisse First Boston Corporation and its successors and assigns and two other nationally recognized investment banking firms selected by the Company that are primary U.S. Government securities dealers.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     5. Paying Agent and Registrar. Initially, First Union National Bank (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

     6. Indenture. The Company issued the Securities under an Indenture dated as of June 8, 2001 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $350,000,000 in aggregate principal amount in the case of the Notes issued on the Issue Date (as defined in the Indenture).

     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

     8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

     9. Amendments and Waivers. Except as otherwise provided in Section 8.02 of the Indenture, the Company, the Guarantors and the Trustee may amend or supplement the Indenture and the Securities with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms) of the Holders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 5.07 and 8.02 of the Indenture, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on any Security or (2) a continuing Default in respect of a provision that under
Section 8.02 of the Indenture cannot be amended with the consent of each Holder affected. Without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of the Indenture or the Securities: to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with Sections 4.01 and 4.02 of the Indenture; to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor, in the manner provided by Section 9.06 of the Indenture; to comply with any requirement in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act of 1939, as amended (the "TIA"); to add additional guarantees of the Securities; to comply with any requirements of the SEC in connection with qualifying the Indenture under the TIA; to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right conferred upon the Company or any Guarantor in the Indenture; or to make any change that does not adversely affect the rights of any Holder in any material respect.

     10. Defaults and Remedies. If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 5.01 of the Indenture with respect to the Company or any Material Subsidiary) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the principal of and premium, if any, and accrued and unpaid interest on all then outstanding Securities to be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section
5.01 of the Indenture with respect to the Company or any Material Subsidiary occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of, or premium, if any, or interest on the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal, or premium, if any, or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, or interest on any Security, the Trustee may withhold notice of the Default or Event of Default if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders. The Company must furnish an annual compliance certificate to the Trustee, as more fully described in Section 3.04 of the Indenture.

     11. Discharge Prior to Maturity. As more fully described in, and subject to, Article VII of the Indenture, the Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

     12. Trustee Dealings with Company and Guarantors. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or any of their Affiliates with the same rights it would have if it were not Trustee.

     13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or such Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

     14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

     16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement relating to such Securities (the "Registration Rights Agreement"), among the Company, the Guarantors named therein and the Initial Purchasers.

     THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUEST MAY BE MADE TO:

     PURE RESOURCES, INC.
     500 WEST ILLINOIS
     MIDLAND, TEXAS 79701
     ATTENTION:  CORPORATE SECRETARY

                         FORM OF NOTATION ON SECURITY

                            RELATING TO GUARANTEES

     Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

     The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in
Article 9 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.

                                        TITAN EXPLORATION, INC.
                                        PURE RESOURCES I, INC.
                                        HALLWOOD PETROLEUM, INC.
                                        PURE GP, LLC
                                        HEP PURE ACQUISITION, LLC


                                        By:_____________________________


                                        PURE RESOURCES HOLDINGS, INC.
                                        PURE RESOURCES HOLDINGS, LLC


                                        By:_____________________________
                                        Name:
                                        Title:

                                        PURE RESOURCES, L.P.
                                        PK I, L.P.
                                        PK II, L.P.
                                        PK III, L.P.
                                        PK IV, L.P.


                                        By:  PURE RESOURCES I, INC.,
                                             its general partner

                                             By:_____________________________



                                        HEP PURE, LP


                                        By:  PURE GP, LLC, its general partner


                                             By:_____________________________


                                        HALLWOOD ENERGY PARTNERS, L.P.


                                        By:  HEP PURE ACQUISITION, LLC,
                                             its general partner


                                             By:_____________________________

                                        LA PLATA ASSOCIATES, LLC
                                        HALLWOOD LA PLATA, LLC

                                        By:  HALLWOOD PETROLEUM, INC., its
                                             manager

                                             By:___________________________

                                ASSIGNMENT FORM

    To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________


______________________________________________________________________________
(Insert assignee's social security or tax I.D. number)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

______________________________________________________________________________

Date: ___________________________

Your Signature:    ____________________________________________________________
              (Sign exactly as your name appears on the face of this Security) Signature Guarantee:
____________________________________________________________
              (Participant in a Recognized Signature Guaranty Medallion Program)

                     SCHEDULE OF EXCHANGES OF SECURITIES*

    The following exchanges, redemptions or repurchases of a part of this Global Security have been made:



   Date of         Amount of         Amount of         Principal           Signature of
 Transaction      decrease in       increase in        Amount of            authorized
                   Principal         Principal      Global Security       Officer, Trustee
                   Amount of         Amount of         following            or Security
                Global Security   Global Security     decrease (or           Custodian
                                                       increase)


     ________________________

     *  This should be included only if the Security is issued in global form.

                                   EXHIBIT B

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE

                   OR REGISTRATION OF TRANSFER OF SECURITIES

First Union National Bank, as Trustee
Corporate Trust Group
5847 San Felipe, Suite 1050
Houston, Texas 77027

    Re:   7 1/8% Series [A/B] Notes due 2011 of Pure Resources, Inc.

    This Certificate relates to $_____ principal amount of Securities held in *______ book-entry or *______ definitive form by _____________________ (the
"Transferor").

    The Transferor*:

    [_]   has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Securities held by the Depositary a Definitive Security or Securities equal to its beneficial interest in such Global Securities (or the portion thereof indicated above); or

    [_]   has requested the Trustee by written order to exchange or register the transfer of a Definitive Security or Securities.

    In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relative to the above captioned Securities and that the transfer of this Security complies with any applicable blue sky securities laws of any state of the United States and does not require registration under the Securities Act (as defined below) because:*

    [_]   Such Security is being acquired for the Transferor's own account without transfer (in satisfaction of Section 2.06(a)(ii)(A) or Section 2.06(d)(i)(A) of the Indenture).

    [_]   Such Security is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in reliance on Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and in the case of clause (ii), based on an opinion of counsel if the Company so requests and together with a certification in substantially the form of Exhibit D to the Indenture).

    [_]   Such Security is being transferred (i) in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (ii) pursuant to an effective registration statement under the Securities Act.

    [_]   Such Security is being transferred to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests) together with a certification in substantially the form of Exhibit C to the Indenture.

    [_]   Such Security is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

                                        ________________________________________
                                        [INSERT NAME OF TRANSFEROR]

                                        By:_____________________________________
                                        Name:
                                        Title:
                                        Address:

    Date:_____________________

    __________________________



    *Check applicable blank or box.

                                   EXHIBIT C

                  FORM OF TRANSFEREE LETTER OF REPRESENTATION

             TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

First Union National Bank, as Trustee
Corporate Trust Group
5847 San Felipe, Suite 1050
Houston, Texas  77057

Dear Sirs:

    In connection with the proposed transfer to us of $ ___________ aggregate principal amount of the 7 1/8% Notes due 2011 (the "Notes") of Pure Resources, Inc., a Delaware corporation (the "Company"), we confirm that:

     1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or other applicable securities laws, and may not be offered, sold or otherwise transferred except as permitted in the following sentence. We agree on our behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue thereof and the last date on which the company or any "affiliate" of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" (a "QIB") as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on rule 144A, (d) pursuant to offers and sales to non-U.S.. Persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" (an "Institutional Accredited Investor") within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the notes for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to the Company's and the Trustee's right prior to any such offer, sale or transfer (i) pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them and (ii) in each of the foregoing cases to require that a certificate of transfer in the form appearing in the indenture for the Notes is completed and delivered by the transferor to the Trustee.

     2. We are an Institutional Accredited Investor purchasing for our own account or for the account of an Institutional Accredited Investor over which we exercise sole investment discretion for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

     3. You are entitled to rely upon the acknowledgments, representations and agreements set forth in this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and we agree to notify you promptly in writing if any of our representations and warranties herein cease to be accurate and complete.

                              Very truly yours,

                              Name of Transferee: ___________________
                              By: ___________________________________
                              Date: _________________________________

    Upon transfer the Notes would be registered in the name of the new beneficial owner as follows:

                        Name: __________________________

                        Address: ______________________________________________

                        Taxpayer ID No:  _______________

                                   EXHIBIT D

               FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION

                    WITH TRANSFERS PURSUANT TO REGULATION S

                                                  _____________, ____
First Union National Bank, as Trustee
Corporate Trust Group
5847 San Felipe, Suite 1050
Houston, Texas  77057


     Ladies and Gentlemen:

     In connection with our proposed sale of certain 7 1/8% Series [A/B] Notes due 2011 (the "Securities") of Pure Resources, Inc., a Delaware corporation (the "Company"), we represent that:

          (i) the offer of the Securities was not made to a person in the United States;

          (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the U.S. Securities Act of 1933, as applicable; and

          (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon the acknowledgements, representations and agreements set forth in this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                      Very truly yours,

                                      ___________________________
                                      [Name]

                                      By: _______________________
                                      Name:
                                      Title:
                                      Address:

                                   EXHIBIT E

                        FORM OF SUPPLEMENTAL INDENTURE


          Supplemental Indenture (this "Supplemental Indenture"), dated as of ____________ between_________________, a __________ (the "New Guarantor"), a
subsidiary of Pure Resources, Inc., a Delaware corporation (the "Company"), and First Union National Bank, as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Indenture (as defined below).

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended or supplemented from time to time, the "Indenture"), dated as of June ___, 2001, providing for the initial issuance of an aggregate principal amount of $350,000,000 of 7 1/8% Senior Notes due 2011 (the "Notes");

          WHEREAS, Section 9.05 of the Indenture provides that under certain circumstances the Company must cause certain of its subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

          WHEREAS, pursuant to Section 9.05 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the New Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

          1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture.

          2. Agreement to Guarantee. The New Guarantor hereby fully, unconditionally and absolutely guarantees, jointly and severally with all other Guarantors, the Company's obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 9 of the Indenture and agrees to be bound by all other applicable provisions of the Indenture.

          3. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, shareholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

          4. New York Law to Govern. The laws of the State of New York shall govern and be used to construe this Supplemental Indenture.

          5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

          7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Guarantor.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  __________________              [Name of New Subsidiary Guarantor]


                                        By:________________________________
                                           Name:
                                           Title:

Dated:  __________________              [____________________]
                                                  as Trustee

                                        By:________________________________
                                           Name:
                                           Title: